SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 31, 2006
SOMERA COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation or Organization)

000-27843 (Commission File Number)	77-0521878 (I.R.S Employer Identification No.)

301 S. Northpoint Drive, Coppell, Texas (Address of Principal Executive Offices)	75019 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (972) 304-5660
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Consummation of the Merger with Telmar Acquisition Corp.
Item 3.03 Material Modification to Rights of Security Holders
Item 5.01 Changes in Control of Registrant
          On September 5, 2006, pursuant to an Agreement and Plan of Merger dated as of June 24, 2006 (attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Somera Communications, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on June 28, 2006), Telmar Acquisition Corp. merged with and into the Company. As a result, each share of the Company’s common stock was converted into the right to receive $4.60.
          Telmar Network Technology, Inc., as the parent company to Telmar Acquisition Corp., provided the entire amount of consideration for the merger, a description of which is provided in the final proxy statement filed by the Company with the SEC on July 28, 2006, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.
Additional Developments
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
          Effective as of the effective time of the merger on September 5, 2006, Walter G. Kortschak, Charles E. Levine, Barry Phelps, Casimir S. Skrzypczak, and David A. Young each resigned from the Company’s Board of Directors (the “Board”). John Kidwell and R. Van Ness Holland, Jr. were thereafter elected to the Board.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          The certificate of incorporation of the Company was amended and restated in its entirety, among other things, to reduce the authorized capital of the Company to 100 shares of common stock and to change the par value of the common stock of the Company from $.001 par value per share to $.01 par value per share. The description of the amendments contained herein is qualified in its entirety by reference to the Second Amended and Restated Certificate of Incorporation of the Company, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
          The bylaws of the Company were amended and restated in their entirety, among other things, to simplify the procedures necessary to call and set an agenda for stockholders’ meetings, remove the special procedures for nominating directors and delete references to different classes of directors. The description of the amendments contained herein is qualified in its entirety by reference to the Amended and Restated Bylaws of the Company, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
3.1 Second Amended and Restated Certificate of Incorporation of the Company*
3.2 Amended and Restated Bylaws of the Company*
99.1 Press Release dated August 31, 2006*

*	filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERA COMMUNICATIONS, INC.

	By:	/s/ Wayne Higgins
September 5, 2006		Wayne Higgins
ENT		Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.1	Second Amended and Restated Articles of Incorporation of the Company
3.2	Amended and Restated Bylaws of the Company
99.1	Press Release dated August 31, 2006